UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

APPLIED GENETIC TECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36370	59-3553710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11801 Research Drive Suite D Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (386) 462-2204

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2015, our compensation committee (the “Committee”), approved target bonus amounts as a percentage of base salary for our named executive officers for fiscal year 2016 of 55% for Susan B. Washer as President and chief executive officer and 35% for the other named executive officers:  Lawrence E. Bullock, chief financial officer; Jeffrey D. Chulay, M.D., Vice President and chief medical officer; Stephen B. Potter, Vice President and chief business officer; and Mark Shearman, Ph. D., Vice President and chief scientific officer.

The bonus to be paid to each of our named executive officers will be based on the achievement of corporate and personal performance goals, including investor relations and financial goals, business and project development goals, as determined by the Committee in its discretion.

The Committee will have the discretion to increase or decrease the amount of any bonus actually paid to any of our named executive officers, based upon their evaluation of our performance and that officer’s performance in fiscal year 2016.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

We held our 2015 Annual Meeting of Stockholders on November 19, 2015, at which two proposals were submitted to, and approved by, our stockholders. The holders of 14,340,660 shares of common stock were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on October 13, 2015. The final results for the votes for each proposal are set forth below.

At the annual meeting, each of Scott Koenig, M.D., Ph.D. and Ivana Magovcevic-Liebisch, Ph.D. was elected as a Class II Director of the Company, to serve a three-year term expiring at the 2018 Annual Meeting of Stockholders. The votes cast in the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott Koenig, M.D., Ph.D.	9,818,504	2,397,249	2,124,907
Ivana Magovcevic-Liebisch, Ph.D.	9,819,145	2,396,608	2,124,907

At the annual meeting, our stockholders also approved the proposal to ratify the appointment of McGladrey LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2016. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for fiscal year 2016	14,329,669	4,015	6,976	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED GENETIC TECHNOLOGIES CORPORATION

Date: November 24, 2015	By:	/s/ Lawrence E. Bullock
Lawrence E. Bullock
Chief Financial Officer

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